SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                           ---------------------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 29, 1999


                           AAMES FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in Its Charter)


         DELAWARE                       0-19604                 95-340340
(State or Other Jurisdiction          (Commission             (IRS Employer
      of Incorporation)               File Number)          Identification No.)



                       350 South Grand Avenue, 52nd Floor
                          Los Angeles, California 90071
                    (Address of Principal Executive Offices)



                                 (323) 210-5000
          ------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       NA
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        Reference is made to the press release of Registrant issued on October 259 1999 which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (c)    EXHIBITS

        99     Press release issued October 29, 1999.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                           AAMES FINANCIAL CORPORATION


Dated:  November 2, 1999              By:  /S/ DAVID A. SKLAR
                                           ---------------------------------
                                           David A. Sklar
                                           Executive Vice President-Finance,
                                           Chief Financial Officer

                                  EXHIBIT INDEX

EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

     99                      Press release issued October 29, 1999